A copy of certain  financial  information  of  Engineered  Wire  Products,  Inc.
("EWP") is presented below. Such financial information is limited in scope, covers a limited time period and has been prepared solely for purposes of internal reporting within Keystone Consolidated Industries, Inc. The financial information is unaudited and does not purport to show the financial statements of EWP in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed on this financial information. There can be no assurance that such financial information is complete.


                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF OPERATIONS
                        FOR THE PERIOD ENDED MAY 31, 2004

                               ($'s IN THOUSANDS)

                                                          Year to Date
      May 2004                                              May 2004
    ------------                                          ------------
       $4,471       SALES - OUTSIDE CUSTOMERS                $22,348
            0       SALES - INTERCOMPANY                           0
    ------------                                          ------------

        4,471        NET SALES                                22,348

        2,974       VARIABLE PRODUCTION COSTS                 15,765
    ------------                                          ------------

        1,497       VARIABLE CONTRIBUTION                      6,583
    ------------                                          ------------

          139       MANUFACTURING FIXED COSTS                    700
           87       DEPRECIATION                                 435
    ------------                                          ------------

          226        TOTAL FIXED COSTS                         1,135
    ------------                                          ------------

        1,271         GROSS PROFIT                             5,448
    ------------                                          ------------

          207       SELLING EXPENSE                              864
          209       ADMINISTRATIVE EXPENSE                       857
    ------------                                          ------------

          416        TOTAL SELLING & ADMIN.EXPENSE             1,721
    ------------                                          ------------

          855         OPERATING PROFIT                         3,727

            0       EARNINGS IN UNCONSOL. SUBSIDIARIES             0
            0       INTEREST INCOME                                0
           24       INTEREST EXPENSE                             162
            5       OTHER INCOME (EXPENSE)                         8
            0       GAIN ON SALE OF FIXED ASSETS                   0
    ------------                                          ------------

          836         INCOME BEFORE TAXES                      3,573

          330       INCOME TAXES                               1,411
    ------------                                          ------------

          506         INCOME FROM OPERATIONS                   2,162
            0       ACCOUNTING CHANGE                              0
            0       MINORITY INTEREST                              0
    ------------                                          ------------

    ------------                                          ------------
         $506         NET INCOME                              $2,162
    ============                                          ============

                            ENGINEERED WIRE PRODUCTS
                                  BALANCE SHEET
                                  MAY 31, 2004

                                ($ IN THOUSANDS)

       CURRENT ASSETS:
         CASH                                         $450
         MARKETABLE SECURITIES                           0
         NOTES & ACCOUNT RECEIVABLE NET              7,426
         INTERCOMPANY ACCOUNTS RECEIVABLE                0

        INVENTORIES AT COST                          9,345
          LESS LIFO RESERVE                              0
                                                    -------
        INVENTORIES AT LIFO                          9,345
                                                    -------

         PREPAID EXPENSES                              249
         DEFERRED INCOME TAXES                           0
         OTHER CURRENT ASSETS                            0
                                                    -------
          TOTAL CURRENT ASSETS                      17,470
                                                    -------

        PROPERTY PLANT & EQUIPMENT AT COST          18,676
           LESS ACCUMULATED DEPRECIATION            11,905
                                                    -------
             NET PLANT, PROPERTY & EQUIPMENT         6,771
                                                    -------

         DEFERRED FINANCING EXPENSE                      0
        DEFERRED INCOME TAXES                            0
        PREPAID PENSION ASSET                            0
        RESTRICTED INVESTMENTS                           0
        GOODWILL                                         0
         OTHER LONG TERM ASSETS                          0
                                                    -------

           TOTAL  ASSETS                            $24,241
                                                    =======

       LIABILITIES AND EQUITIES:
         REVOLVING LOAN FACILITY                    $2,642
         NOTES PAYABLE & CURRENT L.T. DEBT           1,381
         KCI LOAN ACCOUNT                               48
         INTERCOMPANY ACCOUNTS PAYABLE               2,126
         ACCOUNTS PAYABLE                              346
         ACCRUED OPEB                                    0
         ACCRUED PREFERRED STOCK DIVIDENDS               0
         ACCRUED LIABILITIES                         1,254
         ACCRUED PENSIONS                               92
         INCOME TAXES PAYABLE                        1,411
                                                    -------
            TOTAL CURRENT LIABILITIES                9,300
                                                    -------

         LONG TERM DEBT                              4,999
         ACCRUED OPEB                                    0
         LONG TERM PENSIONS                              0
         LONG TERM OTHER                                 0
         DEFERRED FEDERAL INCOME TAX                     0
                                                    -------
                                                    -------
            TOTAL LONG TERM LIABILITIES              4,999
                                                    -------

         MINORITY INTEREST                               0
                                                    -------
                                                    -------
         PREFERRED STOCK                                 0
                                                    -------

         SFAS #87 ADJUSTMENT                             0
         COMMON STOCK                                    0
         OTHER CAPITAL                                   0
         INVESTMENT EQUITY                               0
         RETAINED EARNINGS                           9,942
          LESS TREASURY STOCK                            0
                                                    -------
            TOTAL EQUITY                             9,942
                                                    -------

       TOTAL LIABILITIES & EQUITY                   $24,241
                                                    =======

                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF CASH FLOWS
                        FOR THE PERIOD ENDED MAY 31, 2004

                                 (IN THOUSANDS)

CASH FLOWS FROM OPERATING ACTIVITIES:

 NET INCOME                                            $2,162

    PROVISION FOR DEPRECIATION                            435
    (GAIN) LOSS ON SALE OF ASSETS                           0
    PROVISION FOR BAD DEBT ALLOWANCE                       16
    PROV. FOR INVENT. RESERVES (EXCLUDING LIFO)             0
    PROVISION FOR LIFO RESERVE                              0
    CHANGE IN ASSETS AND LIABILITIES:
     (INCREASE) DECREASE ACCTS. & NOTES REC.           (4,202)
     (INCREASE) DECREASE INVENTORY                     (2,693)
     (INCREASE) DECREASE PREPAID EXPENSES               3,132
     (INCREASE) DECREASE OTHER ASSETS                       0
     INCREASE (DECREASE) ACCTS PAY.                       (88)
     INCREASE (DECREASE) ACCRUED PENSIONS                  92
     INCREASE (DECREASE) DEFERRED TAXES                     0
     INCREASE (DECREASE) OPEB LIABILITIES                   0
     INCREASE (DECREASE) OTHER LIABILITIES              1,483
     (INCREASE) DECREASE INTERCO ACCT. REC                  0
     INCREASE (DECREASE) INTERCO ACCTS PAY.             2,126
                                                   -----------

 NET ADJUSTMENTS                                          301
                                                   -----------

 NET CASH PROVIDED (USED) BY OPERATIONS                 2,463
                                                   -----------

   CASH FLOW FROM INVESTING ACTIVITIES:
     PROCEEDS FROM SALE OF PP & E                           0
     CAPITAL EXPENDITURES                                (115)
     INTERCO PP&E TRANSFERS NET                             0
                                                   -----------

 NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES        (115)
                                                   -----------

 CASH FLOW FROM FINANCING ACTIVITIES:
    REVOLVING CREDIT FACILITY, NET                     (1,355)
    REPAYMENTS OF OTHER DEBT                             (466)
    PROCEEDS OF OTHER DEBT                              6,776
    INCREASE (DECREASE) KCI LOAN                       (7,124)
    PROCEEDS FROM ISSUANCE OF COMMON STOCK                  0
    DIVIDENDS PAID                                          0
                                                   -----------

 NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES      (2,169)
                                                   -----------


 NET INCREASE (DECREASE) IN CASH                          179

 CASH AT BEGINNING OF PERIOD                              271
                                                   -----------


 CASH AT END OF PERIOD                                   $450
                                                   ===========